UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

BANCROFT URANIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50366	94-3409449
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)
8655 East Via De Ventura, Suite G200 Scottsdale, AZ		85258
(Address of principal executive offices)		(Zip Code)
(480) 346-1460
(Registrant’s telephone number, including area code) (480) 346-1461 FAX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words “expects”, “anticipates”, “intends”, “believes” and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section “Risk Factors.”  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

EXPLANATORY NOTES

The terms “the Company,” “we,” “us,” and “our” refer to Bancroft Uranium Inc, a Nevada corporation, formerly known as Conscious Intention, Inc., unless otherwise stated or the context clearly indicates otherwise.

Item 8.01                      Other Information

The Company received a technical report prepared in compliance with applicable Canadian regulations under NI 43-101 from Clarence R. Marchand, P. Eng., a qualified person under the act, with the report signed on July 21, 2008.  The report on the 2007 and 2008 work program was commissioned by Bancroft and authored by Mr. Clarence Marchand, P.Eng a Q.P. under N.I. 43-101.

The report has now been filed as an exhibit to this filing on Form 8K and Bancroft is currently constructing a link on the Company’s website www.bancrofturanium.com where the public can easily access the report in its entirety.

The N.I. Policy 43-101 report concluded that Monmouth has an inferred resource of 1.4 Million Tons at a grade of 0.5 pounds per ton for a total resource of 700,000 pounds U3O8. Future work will concentrate on further expansion of the new calculated resource through additional exploration and drilling. Bancroft and its engineers are confident that future work can expand the current compliant resource at Monmouth.

Item 9.01                      Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

10.1	TECHNICAL REPORT ON THE MONMOUTH URANIUM PROPERTY, BANCROFT AREA, CENTRAL ONTARIO, signed on July 21, 2008 by Clarence R. Marchand, P. Eng.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCROFT URANIUM INC.

Dated: July 28, 2008	By:	/s/ P. Leslie Hammond
Name: P. Leslie Hammond
Title: President and CEO